UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2022

BOA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40102	85-4252723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 Virginia Ave NW,
Suite T23 Management Office
Washington, D.C. 20037
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 211-3261

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	BOAS.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	BOAS	The New York Stock Exchange
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock, each at a price of $11.50 per share	BOAS WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A is being filed to amend Item 7.01 of BOA Acquisition Corp.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 25, 2022 (the “Original 8-K”) to correct a scriveners’ error in which the maturity date of the Notes was incorrectly stated as “six years” after issuance instead of four years after issuance. No other material changes have been made to the Original 8-K.

Item 7.01.	Regulation FD Disclosure

Note Subscription Agreements, Indenture and Amended and Restated Warrant Agreement

As previously disclosed by BOA Acquisition Corp. (“BOA”) under Item 1.01 of its Current Report on Form 8-K filed on December 2, 2021, BOA entered into a business combination agreement with Selina Hospitality PLC, f/k/a Selina Holding Company, UK Societas (“Selina”) and Samba Merger Sub Inc., a direct, wholly-owned subsidiary of Selina, in connection with a proposed business combination (the “Business Combination”).

In connection with the Business Combination, on April 22, 2022, Selina entered into convertible note subscription agreements (the “Subscription Agreements”) with certain institutional investors (the “Investors”), pursuant to which Selina agreed to issue and sell, in private placements expected to close concurrently with the closing of the Business Combination, $147,500,000 aggregate principal amount of unsecured convertible notes (the “Notes”) for an aggregate purchase price equal to 80.00% of the principal amount of the Notes (“Purchase Price”).

The Notes are to be issued under an indenture to be entered into in connection with the closing of the Business Combination between Selina and Wilmington Trust, National Association, a national banking association, in its capacity as trustee thereunder (the “Indenture”).

The Notes will bear interest at a rate of 6.00% per annum, payable semi-annually, and will be convertible into Ordinary Shares of Selina at a conversion price of $11.50 per share in accordance with the terms of the Indenture, and will mature four years after their issuance.

Selina may, at its election, force conversion of the Notes after the first anniversary of the issuance of the Notes, subject to a holder’s prior right to convert, if the last reported sale price of Selina Ordinary Shares (the “Ordinary Shares”) is greater than or equal to 140% of the conversion price for at least 20 trading days during the period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter, and the 30-day average daily trading volume of the Ordinary Shares ending on, and including, the last trading day of the applicable exercise period is greater than or equal to $3,000,000 for the first two years after the issuance of the Notes, and $2,000,000 thereafter. Following certain corporate events that occur prior to the maturity date, Selina will, in certain circumstances, increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or has its notes mandatorily converted, as the case may be. In addition, in the event that a holder of the Notes elects to convert its Notes, or in the event of a mandatory conversion, prior to the third anniversary of the issuance of the Notes, Selina will be obligated to pay an amount equal to twelve months of interest (the “Interest Make-Whole Payment”). The Interest Make-Whole Payment will be payable in cash or Selina Ordinary Shares, as set forth in the Indenture.

Selina will be obligated to register the Ordinary Shares issuable upon conversion of the Notes. Selina agreed that, within 30 days after the consummation of the Business Combination (the “Convertible Note Resale Registration Filing Deadline”), Selina will file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Convertible Note Resale Registration Statement”) registering the resale of the Ordinary Shares issuable upon conversion of the Notes (the “Convertible Note Registrable Securities”), and Selina will use its commercially reasonable efforts to have the Convertible Note Resale Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the 75th calendar day (or 120th calendar day if the SEC notifies Selina that it will “review” the Convertible Note Resale Registration Statement) following the Convertible Note Resale Registration Filing Deadline.

The obligations of the Investors to consummate the subscriptions provided for in the Subscription Agreements are conditioned upon, among other things, Selina having received cash proceeds of at least $50,000,000 pursuant to PIPE Financing (as defined in the Business Combination Agreement), and all conditions precedent to the closing of the transactions contemplated by the Subscription Agreements having been satisfied or waived.

As additional consideration for the Purchase Price, the Subscription Agreements provide that each Investor will receive a warrant to purchase a number of Ordinary Shares equal to approximately one-third of the number of Ordinary Shares into which the principal amount of such Investor’s Note converts (the “Warrants”). The Warrants will be issued pursuant to the terms of an Amended and Restated Warrant Agreement, to be entered into by BOA, Selina and Continental Stock Transfer & Trust Company concurrently with the closing of the Business Combination (the “A/R Warrant Agreement”). The Warrants have an exercise price of $11.50 per share, subject to adjustment and are identical to the BOA public warrants in all other material respects, except (i) the Warrants are not subject to redemption and (ii) a holder of Warrant may exercise such Warrant on a cashless basis under the circumstances described in the A/R Warrant Agreement. Upon transfer of the Warrant, such Warrant will thereafter be redeemable by Selina and the holder of the Warrant may no longer exercise such Warrant on a cashless basis.

The foregoing description of the Subscription Agreements, the Indenture, the A/R Warrant Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by reference to, the agreed upon form of Subscription Agreements, Indenture and A/R Warrant Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2 and 10.3, respectively, and the terms of which are incorporated herein by reference.

Sponsor Letter Agreement

In connection with the execution of the Subscription Agreements, certain Investors who subscribed for over $4,000,000 in principal amount of Notes also entered into letter agreements (the “Sponsor Agreements”) with Bet on America LLC, BOA’s Sponsor (the “Sponsor”), pursuant to which the Sponsor agreed to transfer, at the closing of the Business Combination, shares of BOA Class B Common Stock owned by the Sponsor (or Ordinary Shares in exchange therefor) to such Investors (the “Sponsor Shares”). The number of Sponsor Shares to be transferred to such Investors was determined by multiplying an Investor’s aggregate principal investment in the Notes by a percentage ranging from 2.5% to 7.5% based on the principal amount of the Notes for which such Investor subscribed. The Sponsor Shares will be transferred from the twenty-five percent (25%) Sponsor Share Pool established pursuant to the Sponsor Letter Agreement that was entered into by the Sponsor, BOA and Selina in connection with the execution of the of the Business Combination Agreement.

The foregoing description of the Sponsor Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Agreement filed as Exhibit 10.4 hereto and incorporated by reference herein.

Press Release and Investor Presentation

On April 25, 2022, Selina issued a press release announcing the transactions contemplated by the Subscription Agreements. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is the investor presentation which was used by Selina in connection with the transactions contemplated by the Subscription Agreements.

The information in this Item 7.01 under the heading “Press Release and Investor Presentation” and Exhibits 99.1 and 99.2 are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of BOA under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibits 99.1 and 99.2.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Selina intends to file with the SEC a Registration Statement, which will include a preliminary proxy statement of BOA and a prospectus. The definitive proxy statement and other relevant documents will be mailed to stockholders of BOA as of a record date to be established for voting on the Business Combination. Stockholders of BOA and other interested persons are advised to read, when available, the preliminary proxy statement and amendments thereto, and the definitive proxy statement because these documents will contain important information about BOA, Selina, and the proposed transactions. Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus once they are available, without charge, by directing a request to: BOA Acquisition Corp., 2600 Virginia Ave NW, Suite T23 Management Office, Washington, D.C. 20037. These documents, once available, and BOA’s other filings and reports filed with the SEC can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Participants in the Solicitation

BOA, Selina, and their respective directors and executive officers, other members of management, and employees may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of BOA is set forth in BOA’s filings with the SEC. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction and a description of their direct and indirect interests will be set forth in the Registration Statement (and will be included in the proxy statement/prospectus) and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events, including, without limitation, statements regarding the anticipated timing and benefits of the Business Combination, and BOA’s or Selina’s future financial or operating performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties (some of which are beyond the control of Selina and/or BOA), and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by BOA and its management, and Selina and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, without limitation: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive agreements respecting the Business Combination; (2) the outcome of any legal proceedings that may be instituted against BOA, Selina, or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of BOA or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations; (5) the ability of Selina to meet applicable listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations of Selina as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers, and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Selina may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of the COVID-19 pandemic on Selina’s business and/or the ability of the parties to complete the Business Combination; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in BOA’s annual report on Form 10-K filed with the SEC on March 29, 2022 and BOA’s other filings with the SEC, as well as any further risks and uncertainties to be contained in the proxy statement/prospectus filed after the date hereof. In addition, there may be additional risks that neither Selina or BOA presently know, or that Selina or BOA currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, neither BOA nor Selina undertakes any duty to update these forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Item 8.01.	Other Events

The disclosure set forth above under the headings “Note Subscription Agreement and Indenture” and “Sponsor Letter Agreement” in Item 7.01 of this Current Report on Form 8-K is incorporated herein by reference. No other disclosure set forth above under Item 7.01 of this Current Report on Form 8-K is incorporated under this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Form of Subscription Agreement

10.2	Form of Indenture (included as Exhibit I to Exhibit 10.1)

10.3	Form of A/R Warrant Agreement (included as Exhibit II to Exhibit 10.1)

10.4	Form of Sponsor Letter Agreement

99.1	Press Release, dated April 25, 2022

99.2	Selina Investor Presentation

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOA ACQUISITION CORP.

By:	/s/ Benjamin A. Friedman
Name:	Benjamin A. Friedman
Title:	President and Chief Financial Officer

Date: April 29, 2022